UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2008
SOUTHWEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Oklahoma (State or other jurisdiction of incorporation)	000-23064 (Commission file number)	73-1136584 (IRS Employer Identification No)
608 South Main Street, Stillwater, Oklahoma 74074
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (405) 372-2230
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Signatures
EX-1.1: FORM OF UNDERWRITING AGREEMENT
EX-4.2: FORM OF AMENDED AND RESTATED DECLARATION OF TRUST
EX-4.3: FORM OF INDENTURE
EX-4.7: FORM OF PREFERRED SECURITIES GUARANTEE

Item 8.01	Other Events.
Filing of Exhibits
The exhibits listed in Item 9.01 and attached hereto are filed in connection with the Registration Statement on Form S-3 (File Nos. 333-151384 and 333-151384-01) filed with the Securities and Exchange Commission by Southwest Bancorp, Inc. and Southwest Capital Trust II, its Delaware statutory trust subsidiary.

Item 9.01	Financial Statements and Exhibits.
(a) Financial statements of businesses acquired. Not applicable.
(b) Pro forma financial information. Not applicable.
(c) Shell company transactions. Not applicable.
(d) Exhibits:
1.1	Form of Underwriting Agreement for Trust Preferred Securities

4.2	Form of Amended and Restated Declaration of Trust of Southwest Capital Trust II

4.3	Form of Indenture between Southwest Bancorp, Inc. and U.S. Bank National Association, as Trustee

4.5	Form of Trust Preferred Security (included in Exhibit 4.2)

4.6	Form of Junior Subordinated Debenture (included in Exhibit 4.3)

4.7	Form of Preferred Securities Guarantee
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST BANCORP, INC.
	By:	/s/ Laura Bright
Laura Bright
Dated: June 23, 2008		Senior Vice President